EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1998 included in Allied Waste Industries, Inc.'s, Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                                        ARTHUR ANDERSEN LLP


Pheonix, Arizona
June 22, 1998.